UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 2, 2019

Medley Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

280 Park Avenue, 6th Floor East, New York, NY 10017
(Address of principal executive offices) (Zip Code)

(212) 759-0777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note:

As previously announced, Medley Management Inc. (“MDLY”) entered into an Agreement and Plan of Merger, dated as of August 9, 2018 (the “MDLY Merger Agreement”), by and among MDLY, Sierra Income Corporation (“Sierra”), and Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), pursuant to which MDLY will merge with and into Merger Sub, with Merger Sub continuing as the surviving company in such merger (the “MDLY Merger”). The MDLY Merger is directly related to and contingent upon the merger of Medley Capital Corporation (“MCC”) with and into Sierra, with Sierra as the surviving company in such merger (the “MCC Merger”). The MCC Merger is subject to the terms and conditions set forth in the Agreement and Plan of Merger, dated as of August 9, 2018, by and between MCC and Sierra (the “MCC Merger Agreement”). We refer to the MDLY Merger and the MCC Merger, collectively, as the “Mergers.”

As described in the Joint Proxy Statement/Prospectus dated December 21, 2018, MDLY will be holding a Special Meeting of Stockholders on February 8, 2019 to consider and vote upon a proposal to approve the adoption of the MDLY Merger Agreement. While there can be no assurance as to the exact timing, or that the Mergers will be completed at all, Sierra, MDLY and MCC anticipate that the MCC Merger and the MDLY Merger will close in the first quarter of 2019. While Section 302 of the NYSE Listed Company Manual required that MDLY hold its annual meeting by December 31, 2018, MDLY determined not to hold a 2018 Annual Meeting of Stockholders because of the scheduled Special Meeting of Stockholders and the anticipated closing of the Mergers in the first quarter of 2019.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As expected by MDLY, on January 2, 2019, MDLY received a letter from NYSE Regulation indicating that the New York Stock Exchange LLC (the “NYSE”) has concluded that MDLY failed to hold an annual meeting for the fiscal year ended December 31, 2018 by December 31, 2018 as required by Section 302 of the NYSE Listed Company Manual.

As previously disclosed and as described above, the Mergers are expected to close during the first quarter of 2019. MDLY determined not to hold a 2018 Annual Meeting of Stockholders because of the scheduled Special Meeting of Stockholders and the anticipated closing of the Mergers in the first quarter of 2019.

The NYSE also notified MDLY that, on January 3, 2019, MDLY will be added to the list of noncompliant issuers on the NYSE website, and a below compliance (“.BC”) indicator will be added to MDLY’s ticker symbol.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: January 4, 2019